SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 22, 1997


                         WASHINGTON TRUST BANCORP, INC.
             (Exact name of registrant as specified in its charter)



           RHODE ISLAND                    0-13091                05-0404671
     State or other jurisdiction of      (Commission           (I.R.S. Employer
     incorporation or organization)     File Number)         Identification No.)



     23 Broad Street, Westerly, Rhode Island                  02891
--------------------------------------------------- ---------------------------
     (Address of principal executive offices)               (Zip Code)



        Registrant's telephone number, including area code (401) 348-1200



                                       N/A
--------------------------------------------------------------------------------
             (Former name, former address and former fiscal year,
                        if changed since last report)
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WASHINGTON TRUST BANCORP, INC.
FORM 8-K


Item 5.  Other Events
On December 22, 1997, the Registrant announced that its Board of Directors approved a program to repurchase up to 150,000 shares of its common stock, or approximately 2.3% of its outstanding shares, in the open market or in private transactions, based upon market conditions.

For further information, reference is made to the Registrant's press release dated December 22, 1997 attached hereto as Exhibit 99, and which is incorporated herein by reference.


Item 7.  Financial Statements and Other Exhibits

  Exhibit No.       Description                                          Page
  -----------       -----------------------------------                  ----
  Exhibit 99        Washington Trust Bancorp, Inc.                         3
                    Press Release Dated December 22, 1997


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            WASHINGTON TRUST BANCORP, INC.
                                                    (Registrant)



January 2, 1998                             By:  David V. Devault
                                            ----------------------
                                            David V. Devault
                                            Vice President, Treasurer and
                                            Chief Financial Officer
                                            (principal financial officer)











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